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CUSIP No.  67612W108


                        AGREEMENT CONCERNING JOINT FILING
                       OF AMENDMENT NO. 1 TO SCHEDULE 13D

         The undersigned agree as follows:

         (i) each of them is individually eligible to use Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

         (ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

         Dated March 5, 2003




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                                          V. PREM WATSA



                                           /s/  V. Prem Watsa
                                          --------------------------------------



                                          1109519 ONTARIO LIMITED



                                          By:  /s/  V. Prem Watsa
                                              ----------------------------------
                                              Name:   V. Prem Watsa
                                              Title:  President



                                          THE SIXTY TWO INVESTMENT COMPANY
                                          LIMITED



                                          By:  /s/  V. Prem Watsa
                                              ----------------------------------
                                              Name:   V. Prem Watsa
                                              Title:  President



                                          810679 ONTARIO LIMITED



                                          By:  /s/  V. Prem Watsa
                                              ----------------------------------
                                              Name:   V. Prem Watsa
                                              Title:  President



                                          FAIRFAX FINANCIAL HOLDINGS LIMITED



                                          By:  /s/  Eric P. Salsberg
                                              ----------------------------------
                                              Name:   Eric P. Salsberg
                                              Title:  Vice President, Corporate
                                                      Affairs


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                                          FFHL GROUP LTD.



                                          By:  /s/  Eric P. Salsberg
                                              ----------------------------------
                                              Name:   Eric P. Salsberg
                                              Title:  Vice President



                                          FAIRFAX INC.



                                          By:  /s/  Eric P. Salsberg
                                              ----------------------------------
                                              Name:   Eric P. Salsberg
                                              Title:  Chairman



                                          FAIRFAX FINANCIAL (US) LLC



                                          By:  /s/  Bradley P. Martin
                                              ----------------------------------
                                              Name:   Bradley P. Martin
                                              Title:  Vice President



                                          TIG HOLDINGS, INC.



                                          By:  /s/  Eric P. Salsberg
                                              ----------------------------------
                                              Name:   Eric P. Salsberg
                                              Title:  Vice President



                                          TIG INSURANCE GROUP



                                          By:  /s/  Scott Donovan
                                              ----------------------------------
                                              Name:   Scott Donovan
                                              Title:  President


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                                          TIG INSURANCE COMPANY



                                          By:  /s/  Scott Donovan
                                              ----------------------------------
                                              Name:   Scott Donovan
                                              Title:  President



                                          ORH HOLDINGS INC.



                                          By:  /s/  Eric P. Salsberg
                                              ----------------------------------
                                              Name:   Eric P. Salsberg
                                              Title:  Vice President